Financial Income and Expense	12 Months Ended
Dec. 31, 2022
Financial Income and Expense
Financial Income and Expense

21. Financial Income and Financial Expense

	2022	2021	2020

	(€ in thousands)
Interest income:
Current accounts and deposits	106	5	313
Interest costs:
Current accounts and deposits	(406)	(355)	(129)
Lease liability	(793)	(835)	(409)
Loans and borrowings	(3,928)	(2,215)	(1,502)
Foreign exchange result:
Net foreign exchange benefit/(loss)	3,627	611	(1,989)
	(1,394)	(2,789)	(3,716)

Financial income amounting to € 3,733,000 (2021: € 616,000, 2020: € 313,000) consists of interest income of € 106,000 (2021: € 5,000, 2020: € 313,000) and a net foreign exchange benefit of € 3,627,000 (2021: € 611,000, 2020: nil). Financial expenses amounting to € 5,127,000 (2021: € 3,405,000, 2020: € 4,029,000) wholly consist of interest costs in 2022 and 2021, and consist of interest costs amounting to € 2,040,000 and foreign exchange losses amounting to € 1,989,000 in 2020.